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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K
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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 12, 2008


                              FORTUNA GAMING CORP.
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             (Exact name of registrant as specified in its charter)


          NEVADA                   000-49995                    98-0389183
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
    of Incorporation)              File Number)             Identification No.)


           269 South Beverly Suite 1064 Beverly Hills California 90212
           -----------------------------------------------------------
           (Address of Principal Executive Mailing Address) (Zip Code)

        Registrant's telephone number, including area code: 800.881.3321


                              FORTUNA GAMING CORP.
              SUITE 100 - 9375 E. SHEA BLVD. , SCOTTSDALE, AZ 85260


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1.00 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 7, 2008 Shareholders of Fortuna Gaming Corp. entered into definitive stock purchase agreements with various shareholders of Principal Capital Group, Inc. a Nevada Corporation to acquire 66% interest in the company for $380,000.00. The purchase represents controlling interest in the company.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The shares as referenced in Section 1.01 above have been properly delivered to Principal Capital Group according to the terms in the Agreement.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 7, 2008 Fortuna accepted the resignation of Alan B. Miller from all executive offices as well as a director. There were no material misunderstanding leading up to his resignation(s).

On November 7, 2008, Michael Osborn was appointed President, Treasurer and Secretary as well as to the Company's Board of Directors effective as of November 7, 2008.

On November 7, 2008, Brian Southard was appointed to the Company's Board of Directors effective as of November 7, 2008. Mr. Southard is the C0-Founder/CEO of Abelard Construction and the Co-Founder/CEO with Michael Osborn of Principal Structure Fund, Inc.

On November 7, 2008, Harold Gregg was appointed Vice-President and General Counsel of the Company, effective as of November 7, 2008.


SECTION 8 - OTHER EVENTS
8.01 OTHER EVENTS

On November 7, 2008 the Board of Directors resolved to change the name of Fortuna Gaming Corp. to Principal Capital Group, Inc. and to reverse split the stock at a ratio of 2500:1. As of the date of this filing, all necessary documents have been filed with CUSIP (74290C 107) and NASDAQ to perfect these changes. These changes have been ratified and initiated which will better reflect to company's business moving forward.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2008

                                             By: /s/ Michael Osborn
                                                 -------------------------------
                                                 President, Director